Exhibit 10.9



                                 PROMISSORY NOTE

US$4,000,000.00                                                Orlando,  Florida
                                                               December 29, 2005


     FOR VALUE RECEIVED, TDS DEVELOPMENT, LLC, a Florida limited liability company having an address at 2462 Sand Lake Road, Orlando, Florida 32809 (the "Borrower"), promises to pay to the order of PCL CONSTRUCTION ENTERPRISES, INC.,
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a  Colorado corporation ("Lender"), the principal sum of FOUR MILLION AND NO/100
($4,000,000.00) DOLLARS. Borrower promises to pay interest on the principal amount hereof outstanding from time to time at the rate of 14.0% per annum; provided that Borrower promises to pay interest at the Default Rate on the principal amount hereof outstanding from and after the occurrence of an Event of Default, until the said principal amount shall be fully paid. Interest shall be due and payable as hereinafter provided.

     1.  Definitions.  The following terms, as used in this Note, shall have the
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following  meanings,  which meanings shall be applicable equally to the singular and the plural of the terms defined:

     "Business  Day"  shall  mean  any  day  other  than a Saturday, Sunday or a
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holiday on which most banks are closed in Orlando, Florida.

     "Default Rate" shall mean the lesser of 18.0% per annum or the highest rate
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of interest allowed by applicable law.

     "Event  of  Default"  shall  mean  the occurrence of any one or more of the
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following  events or circumstances: (i) the failure of the Borrower to make when due any payment required to be made under this Note; (ii) the failure of the Borrower to perform or observe any condition or agreement contained in this Note which failure continues for ten (10) days after Lender gives Borrower notice thereof; or (iii) the occurrence of an "Event of Default" under and as defined in the Security Agreement.

     "Key Bank" means Key Bank National Association.
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     "Key  Bank  Loan"  means  that  certain  revolving construction loan in the
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amount  of $40,000,000 to be made by Key Bank to the TDS Entities, as more fully described in that certain Construction Loan Agreement of even date between the TDS Entities and Key Bank.

     "Loan"  shall  mean that certain loan in the principal amount of $4,000,000
      ----
made by Lender to the Borrower which is evidenced by this Note and secured by, among other things, the Security Agreement.

     "Maturity  Date"  shall mean the earliest of: (i) the Stated Maturity Date;
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(ii)  the date upon which Lender elects to accelerate the indebtedness evidenced by this Note by reason of the occurrence of an Event of Default; or (iii) the date on which the obligations of the TDS Entities under the Key Bank Loan are satisfied in full.

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     "Note"  shall  mean  this Note and any amendments, modifications, renewals,
      ----
extensions and replacements of or substitutions for this Note.


     "TDS  Entities"  means Tierra Del Sol Resort (Phase 1) Ltd.; Costa Blanca I
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Real Estate LLC; TDS Town Homes (Phase 1), LLC; and TDS Amenities, Inc.

     "Security  Agreement" shall mean the Pledge and Security Agreement dated as
      -------------------
of even date herewith made by Tierra Del Sol Resort, Inc. as Pledgor in favor of Lender as secured party, pursuant to which Pledgor grants to Lender a security interest in all of the outstanding equity interests in the Borrower as security for the obligations of Borrower and the Pledgor to Lender, including the obligations of Borrower under this Note, and any amendments, modifications, renewals, extensions and replacements of or substitutions for the Pledge and Security Agreement.

     "Stated  Maturity  Date"  shall  mean the second anniversary of the date of
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this Note.


     2. Applicable Interest Rate.
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(A)     All agreements between Borrower and Lender are expressly limited so that in no contingency or event whatsoever, whether by reason of advance of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be advanced hereunder (including all interest on this Note and the aggregate of any other amounts taken, reserved or charged pursuant to this Note, the Security Agreement or any other documents evidencing or securing this Loan, which under applicable law are or may be deemed to constitute interest on the debt evidenced hereby) exceed the maximum rate allowable by applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof or the Security Agreement, at the time performance of such provision shall be due, shall cause the effective rate of interest upon the sums evidenced hereby to exceed the maximum rate of interest prescribed by applicable law at that time, then, the obligation to be fulfilled shall be reduced automatically to the extent necessary to comply with such applicable law, and, if from any circumstance Lender shall receive as interest an amount which would exceed the highest lawful rate allowable under applicable law, such amount which would be excessive interest shall be refunded to Borrower or, at Borrower' option, applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

(B) Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, but in no event at a rate greater than the highest rate permitted by applicable law.

     3. Payments.
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(A)     The  Borrower  will  pay  interest  accrued on the outstanding principal balance  of  this  Note  as  follows:

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               (i)  All  interest  accrued  from  the  date  of the Note through
          February 28, 2006 (the "Deferred Amount") will be deferred and paid ratably over the remainder of the term of this Note, as more fully described in this Section 3.

               (ii) On March 28, 2006, the Borrower will pay: (A) all interest accrued from the February 28, 2006 to March 28, 2006, and (B) one-twenty-second (1/22) of the Deferred Amount.

               (iii) On April 28, 2006 and on the 28th day of each succeeding month, the Borrower will pay: (i) all interest accrued from the 28th day of the preceding month, and (B) one-twenty second (1/22) of the Deferred Amount.

          (B) On the Maturity Date, the Borrower shall pay in full the outstanding principal balance hereunder, together with all accrued interest under this Note (including any unpaid portion of the Deferred Amount).

          (C) Prior to the Maturity Date, any payments to Lender of principal and interest in respect of this Note shall be applied first to interest and then to principal; provided, however, that all payments received by Lender
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     after  the  Maturity  Date  shall be applied to principal, interest and all other sums payable under this Note in such order and amounts as Lender shall determine in its sole discretion.

          (D) All payments of interest, of principal and other sums owing hereunder shall be payable in lawful money of the United States of America
     in  immediately  available  funds  at                        (or such other
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     place  as Lender or the holder of this Note may designate), without setoff, counterclaim or deduction of any kind.

     4.  Prepayment.  The Borrower shall have the right to prepay any portion of
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or the entire unpaid principal balance of this Note at any time and from time to time without penalty, subject to the requirement that the Borrower first pays to Lender all accrued and unpaid interest through the date of such prepayment.

     5.  Security/Default.  This  Note  is  secured  by, among other things, the
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Security  Agreement  and  is  the  Note  referred  to in, is issued under and is entitled to the benefits of the Security Agreement.

     6.  Applicable  Law.  This  Note  shall  be  governed  by  and construed in
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accordance  with  the  law  of  the  State  of  Florida,  without  regard to any conflict-of-laws rule or principle that would give effect to the law of another jurisdiction.

     7. Modifications. This Note may not be changed or terminated orally.
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     8. Waiver.
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          (A)  The Borrower and any endorsers, sureties and guarantors hereof or hereon hereby waive presentment for payment, demand, protest, notice of non-payment or dishonor and protest, and agree to remain bound until the principal amount hereof outstanding and interest and all other sums owing hereunder are indefeasibly paid in full notwithstanding any extensions of time for payment which may be granted even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal right available to Lender.

          (B) It is further expressly agreed that any waiver by Lender, other than a waiver in writing signed by Lender, of any term or provision hereof, or of any right, remedy or power under this Note, shall not be controlling, nor shall it prevent or stop Lender from thereafter enforcing such term, provision, right, remedy or power, and the failure or refusal of Lender to insist in any one or more instances upon the strict performance of any of the terms or provisions of this Note shall not be construed as a waiver or relinquishment for the future of any such term or provision, but the same shall continue in full force and effect, it being understood and agreed that Lender's rights, remedies and powers under this Note are and shall be cumulative and are in addition to all other rights, remedies and powers of Lender in law or in equity or under any other agreement.

     9.  Successors. The term "Lender" shall mean the original payee or any then
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holder(s)  of  this  Note  from  time  to  time and its and their successors and assigns.

     10.  Costs  of  Collection.  The Borrower shall pay all reasonable costs of
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collection  when  incurred,  including,  without  limitation,  the  reasonable attorneys' fees, at both trial and appellate levels, and disbursements of Lender's counsel and other professionals employed by Lender and court costs, which costs may be added to the indebtedness evidenced hereby and shall be paid on demand, and after demand until paid, with interest thereon at the Default Rate, to the extent permitted by applicable law.

     11. Miscellaneous.
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          (A)  BORROWER  AND  (BY  ACCEPTANCE  HEREOF)  LENDER HEREBY KNOWINGLY,
     VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWERS OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO AGREE TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

          (B) In the event that any provision of this Note or the application thereof to the Borrower or any circumstance in any jurisdiction governing this Note shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Note and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Note.

          (C) Time is of the essence as to all dates set forth in this Note, subject to any applicable notice or grace period provided herein; provided,
                                                                       --------
     however,  whenever  any  payment to be made hereunder shall be stated to be
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     due  on  a  day  other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

          (D) The Borrower hereby agrees to perform and comply with each of the terms, covenants and provisions contained in this Note and in any instrument evidencing or securing the indebtedness evidenced by this Note on the part of the Borrower to be observed and/or performed hereunder and thereunder. No release of any security for the sums due under this Note, or of any portion thereof, and no alteration, amendment or waiver of any provision of this Note or of any instrument or other document evidencing and/or securing any indebtedness evidenced by this Note made by agreement between Lender and any other person or party shall release, discharge, modify, change or affect the liability of the Borrower under this Note or under such instrument or other document.

          (E) No act of commission or omission of any kind or at any time upon the part of Lender in respect of any matter whatsoever shall in any way impair the rights of Lender to enforce any right, power or benefit under this Note and no set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Borrower has or may have against Lender shall be available hereunder to the Borrower.

          (F) The captions proceeding the text of the various paragraphs contained in this Note are provided for convenience only and shall not be deemed in any way to affect or limit the meaning or construction of any of the provisions hereof.

          (G) The Borrower hereby irrevocably:

               (I) submits, in any legal proceeding relating to this Note, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court;

               (II) waives any objection that Borrower may now or hereafter have to the venue of such proceeding in any such court located in Orange County, Florida or that such proceeding was brought in an inconvenient court;

               (III) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by telecopier, to the Borrower' address specified in the Security Agreement or such other address of which Lender shall have been notified in writing;

               (IV) agrees that nothing herein shall affect the right of Lender to effect service of process in any other manner permitted by law; and

               (V) agrees that Lender shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Borrower in any other court or jurisdiction in accordance with applicable law.

          (H) All notices and other communications to Borrower provided for under this Note shall be in writing and mailed, telefaxed or hand-delivered, to Borrower's address specified in the Security Agreement. All such notices and other communications shall, when telefaxed or hand-delivered, be effective when received and, when mailed, be effective three (3) Business Days after being deposited in the mail.

          (I) No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or future exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and non-exclusive of any remedies provided by law.

     IN WITNESS WHEREOF, this Note has been duly executed by the Borrower as of the day and year first above written.


                                            TDS  DEVELOPMENT,  LLC


                                            By:/s/Malcolm J. Wright
                                               ---------------------------
                                               Malcolm J. Wright,  Manager

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